UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 26, 2014

Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
In connection with Mr. Craig L. Martin’s previously disclosed retirement as President and Chief Executive Officer and as a Director, effective as of December 26, 2014, the Board of Directors of Jacobs Engineering Group Inc. (the “Company”) amended and restated the Company’s bylaws to amend Section 3.02 to provide for a decrease in the number of authorized directors from eleven to ten.
The foregoing summary is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

3.1    Amended and Restated Bylaws of Jacobs Engineering Group Inc. dated December 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2014

JACOBS ENGINEERING GROUP INC.

By:	/s/_John W. Prosser, Jr.___
John W. Prosser, Jr.
Executive Vice President
Finance and Administration

EXHIBIT INDEX

3.1    Amended and Restated Bylaws of Jacobs Engineering Group Inc. dated December 26, 2014.